CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Roger Engemann, President of Phoenix-Engemann Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 5, 2004             /s/ROGER ENGEMANN
     --------------------        ----------------------------------------
                                 Roger Engemann, President
                                 (principal executive officer)


I,  Malcolm  Axon,  Chief   Financial  Officer  of  Phoenix-Engemann  Funds (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 8, 2004             /s/MALCOLM AXON
     --------------------        ----------------------------------------
                                 Malcolm Axon, Chief Financial Officer
                                 (principal financial officer)